Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of NexPoint Capital, Inc. (the “Company”), for the annual period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, James Dondero and Brian Mitts, President and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: March 10, 2017	/s/ James Dondero
James Dondero President and Principal Executive Officer

/s/ Brian Mitts
Brian Mitts Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer